UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

China Recycling Energy Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

CHINA RECYCLING ENERGY CORPORATION

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 22, 2022 AT 10:00 A.M. BEIJING TIME

NOTICE HEREBY IS GIVEN that a Special Meeting (the “Special Meeting”) of Stockholders of China Recycling Energy Corporation, a Nevada corporation (the “Company”), will be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China on February 22, 2022, at 10:00 a.m. local time, to consider and act upon the following:

1.	to approve a proposal to amend the Articles of Incorporation (the “Articles of Incorporation”) of the Company to change the name of the Company from “China Recycling Energy Corporation” to “Smart Power Corp.” (the “Name Change”); and

2.	to transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board of Directors unanimously recommends a vote FOR the Name Change (Item 1) described above.

Our Board of Directors has fixed the close of business on January 12, 2022, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Only our shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. The proxy statement and accompanying proxy card will first be sent to shareholders beginning on or around February 1, 2022.

For entry to the Special Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

For ten days before the Special Meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at the Company’s executive officers at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

By Order of the Board of Directors

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China
January 18, 2021

It is important that your shares are represented at the Special Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Special Meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card or casting your vote via facsimile, the Internet or by telephone as directed on the proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the Special Meeting, you may withdraw your proxy and vote your shares personally.

CHINA RECYCLING ENERGY CORPORATION

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 22, 2022 AT 10:00 A.M. BEIJING TIME

The Special Meeting

We are furnishing this Proxy Statement to the stockholders of China Recycling Energy Corporation, a Nevada corporation (the “Company”), in connection with the solicitation of proxies, by the Company’s Board of Directors (the “Board”), for use at the Special Meeting to be held at our principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, on February 22, 2022, at 10:00 a.m. local time, for the purpose of considering and voting:

1.	to approve a proposal to amend the Articles of Incorporation (the “Articles of Incorporation”) of the Company to change the name of the Company from “China Recycling Energy Corporation” to “Smart Power Corp.” (the “Name Change”); and

2.	to transact any other business as may properly come before the meeting or at any adjournment thereof.

It is important that you vote your shares whether or not you attend the meeting in person. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card or voted on the Internet or by telephone as directed on the proxy card. Shares represented by proxy will be voted in accordance with the instructions you provide on the proxy. If you submit a proxy with no instructions, the shares will be voted “FOR” the proposals presented and discussed in this proxy statement. All validly executed proxies received by our Board pursuant to this solicitation will be voted at the Special Meeting, and the directions contained in such proxies will be followed.

The proxy card is attached as Appendix A to this proxy statement.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “CREG” refer to China Recycling Energy Corporation, a Nevada corporation, and its wholly-owned subsidiaries, Shanghai Yinghua Financial Leasing Co., Ltd. (“Yinghua”) and Sifang Holdings Co., Ltd. (“Sifang”), and Sifang’s wholly-owned subsidiaries, Huahong New Energy Technology Co., Ltd. (“Huahong”) and Shanghai TCH, Shanghai TCH’s wholly-owned subsidiaries, Xi’an TCH Energy Technology Company, Ltd. (“Xi’an TCH”), Xi’an TCH’s wholly-owned subsidiary Erdos TCH Energy Saving Development Co., Ltd. (“Erdos TCH”) and Zhongxun Energy Investment (Beijing) Co., Ltd (“Zhongxun”) and Xi’an TCH’s 90% and Shanghai TCH’s 10% owned subsidiary Xi’an Zhonghong New Energy Technology Co., Ltd.

The date on which we are first sending this Proxy Statement and form of proxy card to our stockholders is on or about February 1, 2021.

This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and other proxy materials, including the Proxy Card and the Notice of Special Meeting, are available online at http://www.sec.gov/edgar.shtml. Directions to the Special Meeting of Stockholders are available by calling +86-29-8769-1097.

Record Date; Shares Entitled to Vote

Our Board has fixed the close of business on January 12, 2022, the Record Date, as the date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, 7,102,666 shares of our common stock, par value $0.001 per share (the “Common Stock”), were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each proposal submitted to vote at the Special Meeting.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the Special Meeting. The presence of at least one-third of all of our shares of Common Stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the Special Meeting.

Assuming that a quorum is present, our stockholders may take action at the special meeting with the votes described below.

Amendment to our Articles of Incorporation. The affirmative vote of the holders of a majority of the shares actually voted on the proposal at the Special Meeting, provided a quorum is present, is required to approve the proposed amendment to our Articles of Incorporation. Abstentions and broker non-votes will have the effect of a vote “against” the amendment to our Articles of Incorporation.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the Special Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Proxy Solicitation

This solicitation of proxies is being made by our Board, and we will pay the entire cost of preparing and distributing these proxy materials.  In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Voting Procedure; Voting of Proxies; Revocation of Proxies

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Ms. Adeline Gu, Secretary, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. China Time on February 21, 2022.

In Person - stockholders may vote in person at the Special Meeting. To vote in person, come to the Special Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the Special Meeting.

Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

If you do not return a signed proxy card and do not attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the Special Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR the change of Company name. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the Special Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the Special Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

Your proxy is revocable at any time before it is voted at the Special Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Ms. Adeline Gu, our Secretary, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China.

3. You may attend the special meeting and vote in person. However, simply attending the special meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Special Meeting.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the Special Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the Special Meeting, during ordinary business hours at our principal executive offices. The list will also be available for examination at the Special Meeting.

Other Business

The Board is not aware of any other matters to be presented at the Special Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Special Meeting of Stockholders. If, however, any other matters properly come before the Special Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Voting Results of the Special Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the Special Meeting.

AMENDMENT TO ARTICLES OF INCORPORATION OF THE COMPANY

TO CHANGE THE NAME OF THE COMPANY FROM CHINA RECYCLING ENERGY
CORPORATION TO SMART POWER CORP.

(Name Change Proposal on Proxy)

The Board has unanimously adopted and now recommends for your approval a proposal to amend our Articles of Incorporation to change the name of the Company from China Recycling Energy Corporation to Smart Power Corp. The text of the proposed amendment to our Articles of Incorporation is set forth in Appendix B to this proxy statement.

We believe the current name of China Recycling Energy Corporation no longer accurately reflects the operations of the Company, and we believe the proposed name change will better serve the Company’s current business focus. We are currently in the process of transforming and expanding into an energy storage integrated solution provider. We actively seek and explore opportunities to apply energy storage technologies to new industries or segments with high growth potential, including industrial and commercial complexes, large scale photovoltaic (PV) and wind power stations, remote islands without electricity, and cities with multi-energy supplies. Therefore, we believe that the new name is more in line with our current business strategy and operation.

The name change proposal, if approved by our shareholders, would have the effect of changing the legal name of the Company. If the name change is not approved, the Company’s legal name will continue to be China Recycling Energy Corporation.

The change in the Company’s name will not affect the status of the Company or the rights of any shareholder in any respect, or the transferability of stock certificates presently outstanding. The currently outstanding share certificates evidencing shares of the Company’s securities bearing the name China Recycling Energy Corporation will continue to be valid and represent shares of China Recycling Energy Corporation following the name change. In the future, new share certificates will be issued bearing the new name, but this in no way will affect the validity of your current share certificates.

If the proposal is approved by the shareholders, the name change will become effective upon the filing of the amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The Company intends to file the amendment promptly after the shareholders approve the name change. The trading symbol of the Company’s Common Stock will remain as “CREG”.

The affirmative vote of at least a majority of shares actually voted on the proposal at the Special Meeting, provided a quorum is present, is required to approve this proposed amendment to the Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NAME CHANGE PROPOSAL

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Certain shareholders who share an address are being delivered only one copy of this proxy statement unless the Company or one of its mailing agents has received contrary instructions. Upon the written or oral request of a shareholder at a shared address to which a single copy of this proxy statement was delivered, the Company shall promptly deliver a separate copy of this proxy statement to such shareholder. Written requests should be made to China Recycling Energy Corporation, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, Attention: Corporate Secretary. In addition, if such shareholder wishes to receive separate annual reports, proxy statements or information statements in the future, such shareholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number. Shareholders sharing an address who are receiving multiple copies of this proxy statement may request delivery of a single annual report, proxy statement or information statement in the future by directing such request in writing to the address above or calling the foregoing telephone number.

ANNUAL MEETING SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting should send their written proposals to China Recycling Energy Corporation, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, Attention: Corporate Secretary, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Our board provides a process for shareholders and interested parties to send communications to the board. Shareholders and interested parties may communicate with our board, any committee chairperson or our non-management directors as a group by writing to the board or committee chairperson in care of China Recycling Energy Corporation, at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, 710075 China, Attention: Corporate Secretary. Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee chairperson or all non-management directors.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information provided to us by each of the following as of the date hereof (unless otherwise indicated) regarding their beneficial ownership of our common stock:

●	each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our directors and named executive officers; and

●	all of our directors and named executive officers as a group.

Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. The address for each director and executive officer is 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, China 710075.

Common Stock Beneficially Owned	Number of Shares		Percent of Class(1)
Directors and Named Executive Officers
Guohua Ku	1,204,477		16.83%
Yongjiang (Jackie) Shi	0	(1)	0
Adeline Gu	0		0
Yan Zhan	0		0
Xiaoping Guo	0		0
Zhongli Liu	0		0
LuLu Sun	0		0
All executive officers and directors as a group (7 persons)	1,020,000		16.83%

Other 5% Stockholders
Eastern Good Investments, Ltd.	440,000		6.15%
Forever Inherit Group (HK) Ltd.	1,000,000		13.97%
Keen Merit Investments, Ltd.	440,000		6.15%
Lead Crest Investments, Ltd.	440,000		6.15%

(1)	Based on 7,157,132 shares of Common Stock issued and outstanding as of the date hereof.
(2)	Excludes at least 5,000 shares issuable to Mr. Shi annually pursuant to the term of his employment agreement with the Company.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements, and other information with the Securities and Exchange Commission (“SEC”). You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room. The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC. The address of that website is http://www.sec.gov.

Upon written request, we will mail, without charge, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2020, including the financial statements, schedules, and list of exhibits. Requests should be sent to us at the following address:

China Recycling Energy Corporation

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075

Attention: Secretary

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY PRIOR TO THE SPECIAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO COMPANY’S CORPORATE SECRETARY PRIOR TO THE SPECIAL MEETING OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China

Appendix A

(To be filed in Definitive 14A)

A-1

Appendix B

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

China Recycling Energy Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

FIRST: The name of the corporation is:
Smart Power Corp.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

B-1